                                                                    Exhibit 21.1


                            CTI GROUP (HOLDINGS) INC.

                              List of Subsidiaries
                              as of March 31, 2000


         Name                                           State of Incorporation
         ----                                           ----------------------

CTI Billing Solutions Inc.                                     Delaware

CTI Delaware Holdings Inc.                                     Delaware

CTI Data Solutions (USA) Inc.                                  Delaware

CTI Soft-Com Inc.                                              Delaware

Telephone Budgeting Systems Inc.                               New York

Plymouth Communications Inc.                                   Delaware


         Name                                                   Country
         ----                                                   -------
CTI Data Solutions Ltd.                                        United Kingdom

CTI Billing Solutions Ltd.                                     United Kingdom



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         Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          CTI Group (Holdings) Inc.


                                          -----------------------------
Date: June 29, 2000                       Anthony P. Johns,
                                          President & Chief Executive Officer,
                                          Chairman, Board of Directors



                            CTI GROUP (HOLDINGS) INC.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, this report was signed on behalf of the Registrant by the undersigned, and in the capacities and on the dates indicated.



______________                            /s/ Anthony P. Johns
      Date                                ------------------------
                                          Anthony P. Johns,
                                          President & Chief Executive Officer,
                                          Chairman, Board of Directors
                                          (Principal Executive Officer)


______________                            /s/ Francis O. Hunnewell
      Date                                ------------------------
                                          Francis O. Hunnewell,
                                          Member, Board of Directors


______________                            /s/ Rupert D. Armitage
      Date                                ------------------------
                                          Rupert D. Armitage
                                          Member, Board of Directors


______________                            /s/ Fred Rohn
      Date                                ------------------------
                                          Fred Rohn
                                          Member, Board of Directors


______________                            /s/ Graham Bevington
      Date                                ------------------------
                                          Graham Bevington
                                          Member, Board of Directors


                                       23